_____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934 (the "Act")

June 28, 2005

(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25136 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 630 – 4th Avenue S.W.

Calgary, Alberta, Canada T2P 0J9

(Address of principal executive offices)

Telephone Number (403) 777-9250

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 9.01.  Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

Not applicable

(b)

Pro forma financial information

Not applicable

(c)

Exhibits:

1.1

Press Release dated June 28, 2005.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 28, 2005

GEOGLOBAL RESOURCES INC.

(Registrant)

/s/ Allan J. Kent

Allan J. Kent

Executive Vice President and CFO

EXHIBIT

Press release dated June 28, 2005

GEOGLOBAL ANNOUNCES NATURAL GAS DISCOVERY AT KG#8

Calgary, Alberta, Canada, June 28, 2005 - GeoGlobal Resources Inc. (Amex: GGR) reported today that Mr. Narendra Modi, Chief Minister of the State of Gujarat, India announced at a press conference held in Ahmedabad, India on Sunday June 26, 2005 a discovery of natural gas in the KG#8 well in the Krishna Godavari basin on Exploration Block KG-OSN-2001/3 (“KG Block”) off the east coast of India.

 Gujarat State Petroleum Corporation (“GSPC”), the operator of the KG#8 well in the KG Block, successfully completed initial testing of 10 meters of perforations across the interval depth from 4,747.5 to 4,777 meters at a stabilized flow rate in excess of 10 MMSCFD of gas at a wellhead flowing pressure of 4,500 psi.  GSPC intends to continue testing in the 5 inch casing from 4,747.5 to 4,993 meters prior to moving uphole to test intervals from 4,205 to 4,700 meters in the 7 inch casing.  This testing program was designed based upon independent log analyses and hydrocarbon shows while drilling.

GeoGlobal stated that testing has proved gas is present at good production rates, but that it is premature to quantify the amount of proved and probable natural gas reserves that may be in place at this time. Additional testing and technical evaluation must be completed, and more exploratory wells must be drilled in order to establish the extent of the field and to estimate the natural gas reserves discovered.  GeoGlobal’s interpretation of 3D seismic indicates that the KG#8 structure (referred to as “Deen Dayal”) may cover a 100 sq km area.  Further exploratory drilling over the coming months at approximately 4 kilometer stepouts to the east of the KG#8 well is intended to be undertaken to delineate the extent of the structure.  GSPC stated that commercial production is expected to commence before the end of 2007.

The KG#8 well is the third exploration well drilled of a 14 well drilling program committed under the terms of the Production Sharing Contract relating to the KG Block within the Krishna Godavari basin.  GeoGlobal has been advised by GSPC that it is seeking additional high temperature – high pressure drilling rigs in this connection.  The KG#8 well was drilled to a depth of 5,061 meters, which is the deepest well drilled offshore to date in the KG basin.  Until the commencement of commercial production, GeoGlobal has a 5% net carried interest in the 14 wells being drilled under the Production Sharing Contract in the KG Block.

GeoGlobal Resources Inc., headquartered in Alberta, Canada, is a US publicly traded oil and gas company, which through its subsidiaries is engaged primarily in the pursuit of petroleum and natural gas through exploration and development in India.  Since inception, the Company’s efforts have been devoted to the pursuit of Production Sharing Contracts with the Government of India.  Currently, the Company is focused on the development of high potential exploration targets in the Krishna Godavari basin and the Cambay basin areas.

Cautionary Statement to Investors

This press release contains statements which constitute forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995, including statements regarding the plans, intentions, beliefs and current expectations of GeoGlobal Resources Inc., its directors, or its officers with respect to the oil and gas exploration, development and drilling activities being conducted and intended to be conducted and the outcome of those activities on the exploration block in which the Company owns an interest in located offshore on the east coast of India in the Krishna Godavari Basin, the two additional exploration blocks located onshore in western India in the Cambay Basin and on the Tarapur Block in which the Company has agreed to acquire an interest. Statements regarding the outcome of drilling and testing the KG#8 well and the timing of any commercial production that may be established are forward-looking statements and there can be no assurance as to the quantity of recoverable reserves that may exist in the area of the well or when, if ever, that the Company may realize revenues from the well.   The Company’s forward-looking statements also include the estimated cost and timing of exploration activities, the extent of activities to be conducted and the outcome of those activities. Investors are cautioned that any such forward-looking statements are not guarantees of the success of the Company's oil and gas exploration, development and drilling activities or the commercial success of the KG#8 well and involve risks and uncertainties. The Company's actual results may differ materially from those projected in the forward-looking statements. There can be no assurance that the drilling and completion of the KG#8 well, statements regarding estimated reserves or any other of the Company's exploratory wells, and the related testing and evaluation, will result in the Company being able to claim commercially recoverable reserves of hydrocarbons. There are numerous risks and uncertainties involved in the Company's acquisition of unproved minority interests in the exploration areas, including the possibilities that no discoveries of hydrocarbons are made on the exploration blocks or, if discovered, that such discoveries are determined not to be commercially productive. There can be no assurance that the Company’s drilling program will be successful or that the entire program will be drilled.  There can be no assurance that the Company’s estimates as to the time to complete drilling operations will be accurate.  The blocks are a highly speculative exploration opportunities and pursuing the development of the exploration blocks will involve material risks to the Company.  The Company will be required to fund its share of the costs incurred during the work commitment phase under the Production Sharing Contracts relating to the exploration blocks in the Cambay Basin as well as the Tarapur Block and there can be no assurance that such funds will be available to the Company in the amounts and when required.  The Company’s failure to have such funds available at the times and in the amounts required could materially adversely affect the fulfillment of the Company’s business plans.  There can be no assurance that the Company will obtain the consent of the Government of India to the assignment of the 20% participating interest in the Tarapur Block or that the Company will be successful in entering into alternative arrangements on commercially favorable terms with GSPC should that consent not be forthcoming. Additional risks and uncertainties arise out of seeking to do business overseas in India where political and other world events may disrupt the Company's plans and intentions.  There can be no assurance that the Company's oil and gas exploration and production activities will be commercially successful or result in material revenues to the Company.  The presence of hydrocarbon reserves on adjacent or contiguous properties is no assurance or necessary or probable indication that hydrocarbons will be found in commercially marketable quantities on the exploration blocks in which the Company holds an interest.  Additional important risk factors are described in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-KSB and quarterly reports on Form 10-QSB. The filings may be viewed at http://www.sec.gov. and  www.sedar.com.

For further information contact:

Allan J. Kent, Executive VP and CFO

Carla Driedger, Investor Relations and Corporate Affairs

phone: 403-777-9253

email: info@geoglobal.com

fax:     403-777-9199

website: www.geoglobal.com